SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 18, 2000



                           ORASURE TECHNOLOGIES, INC.
                          ----------------------------
               (Exact name of registrant as specified in charter)



       DELAWARE                    1-10492                   36-4370966
    (State or Other              (Commission              (I.R.S. Employer
     Jurisdiction                    file                   Identification
  of Incorporation or               number)                    Number)
     Organization)



                               150 Webster Street
                          Bethlehem, Pennsylvania 18015
                    (Address of principal executive offices)


                                 (610) 882-1820
              (Registrant's telephone number, including area code)




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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On December 18, 2000, OraSure Technologies, Inc. (the "Company") informed its independent accountants, PricewaterhouseCoopers LLP ("PWC"), that they would be dismissed upon completion of their audit of the Company's financial statements for the three-month transition period ended December 31, 1999. PWC previously audited the financial statements of the Company's predecessor, Epitope Inc. ("Epitope"), for the years ended September 30, 1998 and September 30, 1999.

The reports of PWC on Epitope's financial statements for the years ended September 30, 1998 and September 30, 1999, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. On September 29, 2000, the Company changed its fiscal year to a calendar year, and therefore no report of PWC was issued on the Company's financial statements for the fiscal year ended September 30, 2000. PWC is expected to issue a report on the Company's interim financial statements for the transition period October 1, 1999 through December 31, 1999. During its audits for the fiscal years ended September 30, 1998 and September 30, 1999, and through December 18, 2000, (i) there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PWC's satisfaction, would have caused PWC to make reference to the subject matter of such disagreements in their reports, and (ii) there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

On September 29, 2000, Epitope and STC Technologies, Inc. ("STC") were merged in a stock-for-stock transaction into the Company. Because the Company's headquarters, including its Financial Department, were relocated to the former headquarters of STC in Bethlehem, Pennsylvania, it was determined that it would be appropriate to retain Arthur Andersen LLP ("Andersen"), the independent accountants of STC, as the Company's independent accountants. The Company's Audit Committee and Board of Directors authorized the dismissal of PWC and retention of Andersen. The Company retained Andersen as its independent accountants effective December 18, 2000.

During the Copmpany's two most recent fiscal years, and for the subsequent interim period through December 18, 2000, the Company did not consult Andersen regarding any of the items described in Item 304(a)(2) of Regulation S-K.

Pursuant to Item 304(a)(3) of Regulation S-K, the Company has requested PWC to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as an Exhibit to this Form 8-K.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

1
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Exhibit

16          Letter from PWC to the Company dated December  21, 2000.



2
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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          ORASURE TECHNOLOGIES, INC.


Date: December 21, 2000                   By: /s/ Jack E. Jerrett
                                              ----------------------
                                          Jack E. Jerrett
                                          Vice President & General Counsel




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                                Index to Exhibits

Exhibit

16          Letter from PWC to the Company dated December  21, 2000.

4